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                                                                    EXHIBIT 10.2


                               SECOND AMENDMENT TO

                                 ALLERGAN, INC.

                          PENSION PLAN (RESTATED 1996)

The ALLERGAN, INC. PENSION PLAN (the "Plan") is hereby amended to read as follows:

I. Article III is hereby amended by adding the following Section 3.4 which reads as follows:

            3.4 Accrued Benefit for Participants participating in the Voluntary Early Retirement Incentive Program. The Accrued Benefit of a "VERI Employee" shall be determined as follows:

                (a) For the purpose of calculating the Accrued Benefit of a VERI Employee under Section 3.1, a VERI Employee shall be credited with five
        (5) Benefit Years in addition to the number of Benefit Years credited under Section 1.1.

                (b) The early retirement reduction factors of Sections 4.3(a) and 4.3(b) shall not apply to reduce the monthly pension derived from the Accrued Benefit of a VERI Employee.

                For purposes of this Section 3.4 and Section 3.5 below, a "VERI Employee" means a Participant who has elected by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998) to participate in the Voluntary Early Retirement Incentive program offered by the Sponsor.

II. Article III is hereby amended by adding the following Section 3.5 which reads as follows:

            3.5 Temporary Supplemental Monthly Benefit for Participants participating in the Voluntary Early Retirement Incentive Program. In addition to his Accrued Benefit, a VERI Employee shall receive a temporary supplemental monthly pension determined as follows:

                (a) A VERI Employee who is unmarried when his monthly pension payments begin shall receive a temporary supplemental monthly pension following the month in which his retirement occurs and continuing until the earlier of (i) the month immediately preceding the month in which the VERI Employee attain age 62 or (ii) the month in which the VERI Employee dies. The amount of the temporary supplemental monthly pension shall be determined in accordance with the following Table:


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                      Age at                       Amount of
                December 31, 1998         Supplemental Monthly Pension
                -----------------         ----------------------------
                       60-61                        $500.00
                       55-59                        $400.00
                       50-54                        $300.00

                (b) A VERI Employee who is married when his monthly pension payments begin shall receive a temporary supplemental monthly pension following the month in which his retirement occurs and continuing until the earlier of (i) the month immediately preceding the month in which the VERI Employee attain age 62 or (ii) the month in which the VERI Employee dies unless the VERI Employee elects to receive his monthly pension in the form of (i) a contingent beneficiary option, (ii) a guaranteed payment option, or (iii) a level income option as described in Section 5.3. In such case, if the married VERI Employee dies before reaching age 62, his temporary supplemental monthly pension shall be paid to his spouse, if living, and shall continue until the month immediately preceding the month in which the VERI Employee would have attained age 62. The amount of the temporary supplemental monthly pension shall be determined in accordance with the Table set forth in subsection (a) above.

III. Section 4.3 is hereby amended by adding the following subsection (c) which reads as follows:

                (c) The pension of a Participant who has elected by August 31, 1998 (or such later date as approved by the Sponsor but in no event later than September 30, 1998) to participate in the Voluntary Early Retirement Incentive program offered by the Sponsor shall begin as of the first day following his actual retirement or, at his election, as of the first day of any subsequent month not later than his Special Retirement Date.

IV.     This Second Amendment shall be effective as of July 15, 1998.

IN WITNESS WHEREOF, Allergan, Inc. hereby executes this Amendment on the 3rd day of August, 1998.

ALLERGAN, INC.


By: /s/ FRANCIS R. TUNNEY, JR.
    ----------------------------------
        Francis R. Tunney, Jr.
        Corporate Vice President,
        General Counsel and Secretary


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